SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): March 28, 2003

                            Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                                  Pennsylvania
      ------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
    -------------------------------------------------------------------
                (Address of principal executive offices)


                                 (856) 848-1800
      -----------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                       N/A
     ------------------------------------------------------------------
          (Former name or address, if changed since last report)

     Item 5.     Other Events
     ------      ------------

     On March 28, 2003, the Registrant (the "Company") issued a press release announcing that the federal judge in the ID Systems Canada Inc. antitrust case against the Company issued an order which vacates the antitrust verdict in its entirety. In addition, the judge reduced the damages awarded against the Company in the tortuous interference and unfair competition part of the suit from $19 million to $13 million.



     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

Press release dated March 28, 2003.





                                    Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2003

Checkpoint Systems, Inc.


------------------------
George W. Off
Chairman and Chief Executive Officer

                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

99.1     Press release dated March 28, 2003.